UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: January 7, 2008

ZIX CORPORATION
(Exact name of registrant as specified in its charter)

Texas	0-17995	75-2216818

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2711 North Haskell Avenue
Suite 2200, LB 36
Dallas, Texas 75204-2960
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (214) 370-2000
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     The purpose of this Form 8-K is to amend the Selling Shareholder table appearing in the “Selling Shareholders” section of the Prospectus contained in the Zix Corporation (the “Company,” “we,” or the “Registrant”) Registration Statement No. 333-128186 on Form S-3 (the “Registration Statement”), for the reasons described below.
     The Registration Statement relates to our sale and issuance on August 9, 2005, in a privately issued transaction and pursuant to a securities purchase agreement, of 10,503,862 shares of our common stock and warrants to purchase up to an additional 3,466,274 shares of our common stock to certain investors (the “Investors” or “Selling Shareholders”) named in the securities purchase agreement. This private placement transaction, referred to herein as the “August 2005 Transaction” is described in the Company’s filings with the Securities and Exchange Commission (“SEC”) on Forms 8-K, dated August 9, 2005, and November 23, 2005. As required by our agreements with the Investors we filed the Registration Statement with the SEC, which covers resales by the Investors/Selling Shareholders of the shares of our common stock purchased by them and the shares of common stock issuable upon the exercise of the warrants purchased by them.
     Certain of the Selling Shareholders have transferred certain of the warrants held by them to since the filing of the original Registration Statement, as set forth below:
•	Bluegrass Growth Fund LP., is transferor of 33,000 warrant shares to Crestview Capital Master, LLC., as transferee

•	Gryphon Master Fund, LP., is transferor of 85,800 warrant shares to Iroquois Master Fund Ltd., as transferee

•	GSSF Master Fund, LP., is transferor of 46,200 warrant shares to Iroquois Master Fund Ltd., as transferee

•	Precept Capital Master Fund, GP., is transferor of 37,950 warrant shares to Crestview Capital Master, LLC., as transferee
     This Form 8-K amends the Selling Shareholder table appearing in the “Selling Shareholders” section of the Prospectus contained in Registration Statement No. 333-128186 on Form S-3, as follows:
     • to delete as Selling Shareholders under the Registration Statement the transferors of the warrants noted above

     • to add as Selling Shareholders under the Registration Statement, Crestview Capital Master, LLC and Iroquois Master Fund Ltd, the transferees of the warrants noted above, as set forth below:

OWNERSHIP PRIOR TO OFFERING				OWNERSHIP AFTER OFFERING
	NUMBER OF		SHARES TO BE	NUMBER OF
NAME OF OWNER	SHARES	PERCENTAGE	SOLD	SHARES	PERCENTAGE
Crestview Capital Master, LLC (1)	70,950	*	70,950	0	0%
Iroquois Master Fund Ltd. (2)	2,630,662	4.20%	522,995	2,107,667	3.36%
Less than 1%.
(1) Crestview Capital Partners, LLC (“CCP”) is the sole managing member of Crestview Capital Master, LLC (“CCM”) and may be deemed to have sole voting and investment power with respect to the securities beneficially owned by CCM. CCP disclaims beneficial ownership of these securities. The managing members of CCP are Stewart Flink, Robert Hoyt and Daniel Warsh, each of whom may be deemed to have voting and dispositive power over securities beneficially owned by CCM, and each of whom also disclaims beneficial ownership of these securities. Mr. Flink is an affiliate of a broker-dealer and it has been confirmed to the Registrant that the securities were acquired to be resold in the ordinary course of business and that there are no arrangements with any other persons, whether directly or indirectly, to dispose of the securities.
(2) The Registrant has been advised that Joshua Silverman has voting, investment, and dispositive control over the shares held by Iroquois Master Fund Ltd. Mr. Silverman disclaims beneficial ownership of these shares. NOTE: Stated percentages are based on approximately 62,621,041 outstanding shares.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIX CORPORATION (Registrant)
Date: January 7, 2008	By:	/s/ Barry W. Wilson
Barry W. Wilson
Chief Financial Officer and Treasurer

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